ASSOCIATES AND JOINT ARRANGEMENTS	12 Months Ended
Dec. 31, 2021
ASSOCIATES AND JOINT ARRANGEMENTS [Abstract]
ASSOCIATES AND JOINT ARRANGEMENTS
23.	ASSOCIATES AND JOINT ARRANGEMENTS

Link:

Link was created in February 2001, with the purpose of the operation of a natural gas transportation system, which links tgs’s natural gas transportation system with the Cruz del Sur S.A. pipeline. The connection pipeline extends from Buchanan, located in the high-pressure ring that surrounds the city of Buenos Aires, which is part of tgs’s pipeline system, to Punta Lara. tgs’s ownership interest in such company is 49% and Dinarel S.A. holds the remaining 51%.

TGU:

TGU is a company incorporated in Uruguay. This company rendered operation and maintenance services to Gasoducto Cruz del Sur S.A. and its contract terminated in 2010. tgs holds 49% of its common stock and Pampa Energía holds the remaining 51%.

EGS (in liquidation):

In September 2003, EGS, a company registered in Argentina, was incorporated. The ownership is distributed between tgs (49%) and TGU (51%).

EGS owned a natural gas pipeline, which connects tgs’s main pipeline system in the Province of Santa Cruz with a delivery point on the border with Chile.

In October 2012, ENARGAS issued a resolution which authorizes EGS to transfer the connection pipeline and service offerings in operation to tgs. On November 13, 2013, the sale of all the fixed assets of EGS to tgs for an amount of US$ 350,000 was made, the existing natural gas transportation contracts were transferred and the procedures to dissolve the Company were initiated.

The Board of Directors Meeting held on January 13, 2016, approved to initiate the necessary steps for the dissolution of EGS. The Special Shareholders Meeting held on March 10, 2016 appointed EGS’ liquidator.

Joint Agreement

UT:

The Board of Directors of tgs approved the agreement to set up the UT together with SACDE. The objective of the UT is the assembly of pipes for the construction of the project of “Expansion of the System of Transportation and Distribution of Natural Gas” in the Province of Santa Fe, called by National Public Bid No. 452-0004-LPU17 by the MINEM (the “Work”).

On October 27, 2017, tgs - SACDE UT signed the corresponding work contract with the MINEM.

The UT will remain in force until its purpose has been fulfilled, i.e., once the works involved in the Project have been completed and until the end of the guarantee period, set at 18 months from the provisional reception.

As a result of the situation of the economic context and COVID mentioned in Note 1, the UT sent a letter to Integración Energética Argentina S.A., a company currently part of the Ministry of Productive Development, requesting, among other issues, the reestablishment of the economic-financial equation, readjustment of the Work schedule, approval of cost redeterminations and price adjustments under the current legal regime. The parties are currently engaged in a detailed calculation of the items involved in the claim. In this regard, the UT has only carried out essential tasks, pending approval of a construction schedule appropriate to the actual execution of the works. The Company does not consider that there will be significant negative effects derived from this request to the Argentine Government.

On July 9, 2021, the UT and IEASA signed an order to restart the work related to the Project, through which the work schedule was readjusted and IEASA also assumed the commitment to manage and join efforts to guarantee the cash flow in order to avoid new effects on the economic-financial structure of the Works contract, which would give rise to new requests -by the UT- to recompose the economic-financial equation of the contract and the schedule of execution of the Work.